John Hancock Trust

Supplement dated August 21, 2009

to the Statement of Additional Information dated May 1, 2009

Global Bond Trust

Real Return Bond Trust

Total Return Trust

Total Bond Market Trust A

Total Bond Market Trust B

In the “RISK FACTORS” section, the following information is added as follows:

Special Considerations relating to California Tax-Exempt Securities.

The Global Bond Trust, Real Return Bond Trust, Total Return Trust, Total Bond Market Trust A and Total Bond Market Trust B currently invest in California tax-exempt securities and are, therefore, subject to the following risks:

Due to recent events, California’s economic base has deteriorated, resulting in a severe financial crisis. California has experienced lower tax revenues because of declining real estate values and corporate and personal income. The national recession and ongoing volatility in the financial markets exacerbate these problems. Contrary to initial projections, a budget deficit is expected for the 2009-10 fiscal year. If California’s economy continues to weaken, the current budget imbalance could continue to grow.

California’s current economic problems heighten the risk of investing in bonds issued by the state and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default. During the first six months of 2009, Standard & Poor’s, Moody’s and Fitch have downgraded California’s debt. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of further downgrades of the state’s (general obligation) GO debt, could result in a reduction in the market value of the bonds held by the fund, which could adversely affect the fund’s share price or distributions paid by the fund.

This is a summary of certain factors affecting California’s current financial situation and is not an exhaustive description of all the conditions to which California’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of California and its various political subdivisions and agencies. It is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of California municipal issuers in to pay interest or principal on their bonds or the ability of such bonds to maintain market value or liquidity. We are also unable to predict what impact these factors may have on each fund’s share price or distributions.